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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 16, 2005


                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        PENNSYLVANIA                   1-11071                 23-2668356
(STATE OR OTHER JURISDICTION       (COMMISSION FILE        (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

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UGI Corporation                                               Form 8-K
Page 2                                                        November 16, 2005



SECTION 2 - FINANCIAL INFORMATION

         ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 16, 2005, UGI Corporation (the "Company") issued a press release announcing financial results for the Company for the fiscal quarter and year ended September 30, 2005. A copy of the press release is furnished as
Exhibit 99 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                 99 Press Release of UGI Corporation dated November 16, 2005, reporting its financial results for the fiscal quarter and year ended September 30, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UGI CORPORATION
                                           (REGISTRANT)


                                            By:   /s/ Margaret M. Calabrese
                                                  ------------------------------
                                                  Margaret M. Calabrese
                                                  Secretary

Date:  November 16, 2005


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                                  EXHIBIT INDEX


The Following Exhibits Are Furnished:

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
EXHIBIT NO.          DESCRIPTION
-----------          -----------
  *99                Press Release of UGI Corporation dated November 16, 2005.
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*     The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.